P R O S P E C T U S

                              RSI RETIREMENT TRUST





                                                               Core Equity Fund

                                                              Value Equity Fund

                                                    Emerging Growth Equity Fund

                                                      International Equity Fund

                                                     Actively Managed Bond Fund

                                                    Intermediate-Term Bond Fund












     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense.

                                February 1, 2005

                                TABLE OF CONTENTS
                                                                           Page

                                               RSI RETIREMENT TRUST           1

OVERVIEW                                                                      1

   THE EQUITY FUNDS                                                           2

      CORE EQUITY FUND:                                                       2
      VALUE EQUITY FUND:                                                      2
      EMERGING GROWTH EQUITY FUND:                                            2
      INTERNATIONAL EQUITY FUND:                                              2
      PRINCIPAL STRATEGIES                                                    2
      MAIN RISKS                                                              6
      RISK COMPARISON AMONG THE FUNDS                                         6
      FUND PERFORMANCE                                                        6

   FEE TABLE

   THE BOND FUNDS                                                            11

      ACTIVELY MANAGED BOND FUND                                             11
      INTERMEDIATE TERM BOND FUND                                            11
      PRINCIPAL STRATEGIES                                                   11
      MAIN RISKS                                                             12
      RISK COMPARISON AMONG THE FUNDS                                        13
      FUND PERFORMANCE                                                       13

   FEE TABLE                                                                 15

   OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS                            16

      SPECIAL POLICY RELATING TO DISTRIBUTIONS                               16
      ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS  17

   HOW THE FUNDS ARE MANAGED                                                 21

      MANAGER OF MANAGERS STRUCTURE                                          22
      THE INVESTMENT ADVISERS                                                22
      THE PORTFOLIO MANAGERS                                                 24
      AMOUNTS PAID FOR PORTFOLIO MANAGEMENT                                  25

   INVESTING IN THE TRUST                                                    25

      WHO MAY INVEST                                                         25
      EMPLOYER SPONSORED PLANS                                               26
      FULL PARTICIPATING TRUSTS                                              26
      PARTICIPATING TRUST OF ELIGIBLE EMPLOYERS OTHER THAN FULL
        PARTICIPATING TRUSTS                                                 28
      INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)                                  28

   PURCHASES                                                                 29

   WITHDRAWALS AND EXCHANGES                                                 29

      WITHDRAWALS FROM INVESTMENT FUNDS (REDEMPTIONS)                        29
      WITHDRAWAL DUE TO DISQUALIFICATION                                     30
      EXCHANGES                                                              31

   VALUATION OF UNITS                                                        32

   DISTRIBUTIONS AND TAXES                                                   32

   SELECTIVE DISCLOSURE                                                      32

                                       i

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   ADMINISTRATION OF THE TRUST                                               34

      THE DISTRIBUTION AGREEMENT                                             34
      THE SERVICE AGREEMENT                                                  34
      CUSTODIAN                                                              34
      EXPENSES                                                               34

   GENERAL INFORMATION                                                       35

      UNITS OF BENEFICIAL INTEREST AND VOTING RIGHTS                         35

   FINANCIAL HIGHLIGHTS                                                      35


   COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 42

                              RSI RETIREMENT TRUST

                                    OVERVIEW

RSI Retirement Trust (the "Trust") is a no load series mutual fund that currently offers seven investment funds ("Investment Funds" or "Funds"), each with its own investment objectives and investment strategies. The Investment Funds include four equity funds (the "Equity Funds") and three fixed-income funds (the "Bond Funds").

         Each of the Investment Funds has an objective of a total return* that exceeds the total return of a specified index or average. The primary investments of each Investment Fund are:

Core Equity Fund:                             Equity securities of
                                              companies considered for growth
                                              only and for growth and income, or
                                              equity securities included in the
                                              S&P 500(R) Index.

Value Equity Fund:                            Equity securities of companies
                                              considered to be undervalued.

Emerging Growth Equity Fund:                  Equity securities of companies
                                              with small market capitalizations,
                                              including rapidly growing,
                                              emerging companies.

International Equity Fund:                    Equity securities of companies
                                              domiciled outside of the
                                              United States.

Actively Managed Bond Fund:                   U.S. government securities and
                                              high grade corporate bonds,
                                              without limit as to maturity.


Intermediate-Term Bond Fund:                  U.S. government securities and
                                              high grade corporate bonds,
                                              with an average weighted
                                              portfolio maturity of 2 1/2 to
                                              5 years and average modified
                                              duration of 2 1/2 to 4 years.



           *Total return includes both capital return (appreciation or depreciation in net asset value) and income return (dividends and any interest income, net of operating expenses).

-------------------------------------------------------------------------------
The Funds are offered only to:

- Employer-sponsored tax-exempt retirement trusts implementing tax-qualified pension or profit sharing plans; and

- Tax-exempt individual retirement trusts or custodial accounts, funding Individual Retirement Accounts.
-------------------------------------------------------------------------------

         This Prospectus sets forth information about the Funds that an investor ought to know before investing. Please read and retain this Prospectus for future reference. For information about how to obtain additional information about the Trust and the Investment Funds, see the back cover of this Prospectus.


                                THE EQUITY FUNDS

Core Equity Fund:
o Objective: A total return that exceeds the total return of the Lipper Large-Cap Core Funds Average measured over a period of three to five years.
o Primary investments: Equity securities (common stocks and other equity-based securities).

Value Equity Fund:
o Objective: A total return that exceeds the total return of the Lipper Large-Cap Value Funds Average measured over a period of three to five years.
o Primary investments: Equity securities of companies considered to be undervalued.

Emerging Growth Equity Fund:
o Objective: A total return that exceeds the total return of the Lipper Small-Cap Core Funds Average measured over a period of three to five years.
o Primary investments: Equity securities of companies with small market capitalizations, including rapidly growing, emerging companies.

International Equity Fund:

o Objective: A total return (currency adjusted) that exceeds the total return of the Lipper International Large-Cap Core Funds Average measured over a period of three to five years.

o Primary investments: Equity securities of companies domiciled outside of the United States.

         The investment objectives of all the Funds are not fundamental and may be changed by the Trustees without unitholder approval. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money. Each Fund will provide 60 days' prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name.

Principal Strategies

         All of the Equity Funds invest primarily in common stocks and other equity-based securities, such as securities convertible into common stocks, warrants to purchase common stocks, and American Depositary Receipts ("ADRs") for common stock of foreign companies. Each of the Equity Funds may temporarily hold a portion (not exceeding 25%) of its assets in cash equivalents. Under normal market conditions, however, the Funds will be fully invested (i.e., at least 90%) in equity-based securities.

         In general, the Equity Funds will invest in companies with market capitalizations in excess of $1 billion, except for the Emerging Growth Equity Fund, which will normally invest in companies with market capitalizations ranging from $50 million to $2.0 billion or companies whose securities are included in the Russell 2000(R) Index, determined at the time of purchase. Except for the International Equity Fund, each of the Equity Funds may invest no more than 20% of its total assets in securities of foreign issuers.



         Subject to the following sentence, the Core Equity Fund will select securities of a company considering such factors as the sales, growth, and profitability prospects for the company's economic sector and markets and the products or services it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price. Forty percent of the Fund will be managed using an index approach, seeking to track the performance of the S&P 500 Index (the "Index"), selecting securities based upon their inclusion in the Index.

         The Index portion of the Fund will be managed using a replication strategy, under which the manager will seek to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings as the Index. Generally, securities in the Index portion of the Fund will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry. The Index portion will be subject to "index risk" which means that the performance of the Index portion of the Fund will be closely tied to the Index. If the Index loses value, it is likely that the performance of the Index portion will go down as well. In addition, performance will not exactly match that of the Index because the Fund incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses. The factors that can cause the Index portion to perform differently from the Index are called tracking differences.

         The Value Equity Fund will select securities of companies that its investment manager considers to be "undervalued" due to the perceptions of other investors and selling at unjustifiably low price-to-earnings ratios or price-to-book ratios, or offer exceptional dividend yield. The investment manager looks for financially sound companies that offer prospects for significant earnings or dividend growth relative to their market prices. At the time of purchase by the Fund, such companies generally will have price-to-earnings or other valuation ratios that are lower than average for companies included in the broad stock market indices.

         The Emerging Growth Equity Fund will select securities of companies that its investment manager expects to experience earnings growth and/or above average capital appreciation in the next few years. Such companies may include: newer companies that are able to identify and service a market niche; more mature companies that restructure their operations or develop a new product or service that enhances the company's sales and profit growth potential; and small to medium-sized companies (i.e., companies with market capitalizations ranging from $50 million to $2.0 billion or companies whose securities are included in the Russell 2000(R) Index, determined at the time of purchase) that, because of successful market penetration, expect to experience accelerating revenue and earnings growth. Compared to companies in the same or a similar industry and included in the broad stock market indices, emerging growth companies generally exhibit higher than average sales, earnings and growth, and smaller than average market capitalization and/or above average capital appreciation.

         The International Equity Fund invests primarily in securities of companies domiciled outside of the United States, and may also invest in securities of United States companies which derive, or are expected to derive, a majority of their revenues from operations outside the United States. However, investments in such United States companies will normally be less than 10% of the Fund's total assets. The Fund will not invest in developing countries, and it will not invest in any foreign market unless the investment adviser, the Fund custodian and Fund management are satisfied with local administrative and regulatory controls within the market.

         The International Equity Fund will select securities of companies considering such factors as the sales, growth, and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company, its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security;

how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate for the company, and the relation of those figures to the current price.

         All of the Funds will sell securities when the investment manager deems them to have fulfilled the potential for which they were chosen, when they are deemed to no longer fit the strategy of the Fund, or to obtain cash for other, more promising investments. None of the Funds will purchase securities solely for the purpose of short-term trading, but the turnover rate for a Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase.

Main Risks

         Market risk: Market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Such downturns can cause the securities held by the Funds to lose value, even if those securities are performing as well as or better than the market generally. Investments in foreign markets are subject to similar market risk, and there is a risk that a foreign market may decline during a period when the United States stock market is stable or rising.

         Stock selection risk: Stock selection risk is the risk that the Funds' investment managers will make the wrong choices when selecting investments (e.g., a Fund's investments may underperform the market or securities of similar companies, securities of a company selected by a Fund as being undervalued may fail to appreciate as expected). You should be aware that the performance of different types of equity securities may decline under varying market conditions. For example, "growth" stocks (in which the Core Equity Fund and Emerging Growth Equity Fund may invest) may perform well under circumstances in which "value" stocks (in which the Value Equity Fund invests) in general have fallen and vice versa.

         Liquidity risk: Liquidity risk is the risk of possible limited volume of frequency of trades for certain issues.

         Inflation risk: Inflation risk is the risk that a portion of an investment's return may be eliminated by inflation.

         Foreign investment risk: The International Equity Fund invests primarily in foreign securities. Investments in securities of foreign issuers and in securities involving foreign currencies have additional risks, including the effect of different economies, changes in currency rates, possible adverse political and economic developments, and possible government-imposed investment restrictions. Also, foreign securities trading on foreign exchanges may be less liquid and more volatile than securities of comparable domestic issuers trading in United States markets. Therefore, foreign securities may be harder to value and harder to buy or sell than U.S. securities.

Risk Comparison Among The Funds

         Over time, the Core Equity Fund may exhibit a slightly higher degree of risk and price volatility than the Value Equity Fund.

         The Emerging Growth Equity Fund generally will have a higher degree of risk and price volatility than the Core Equity Fund, the Value Equity Fund, and the International Equity Fund.

Fund Performance

         The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

         The figures for best and worst quarter returns during the same 10-year period show the Funds' potential for short-term performance swings.

                           Calendar Year Total Returns



                              1995      1996      1997     1998      1999     2000     2001     2002    2003      2004
Core Equity Fund            40.17%     21.53%    25.32%   25.85%    20.29%   -5.66%  -17.76%  -29.69%   23.76%    6.72%
Value Equity Fund           33.96      25.90     31.70    17.90     14.38    17.60    -7.84   -18.88    23.88    12.52%
Emerging Growth             42.83      27.09      8.25    -7.08     76.31    -9.67   -17.78   -42.97    40.21    14.16%
Equity Fund
International               12.46      10.86      0.92    14.79     26.78    -8.99   -19.80   -18.64    26.46    17.80%
Equity Fund




                             Best and Worst Quarters

                                    Quarter Ended            Total Return
Core Equity Fund
     Best quarter                      12/31/98               19.93%
     Worst quarter                     06/30/02              -16.96%

Value Equity Fund
     Best quarter                      12/31/98               21.01%
     Worst quarter                     9/30/02               -16.58%

Emerging Growth Equity Fund
     Best quarter                      12/31/99               48.09%
     Worst quarter                     9/30/98               -28.19%

International Equity Fund
     Best quarter                      12/31/99               20.49%
     Worst quarter                     9/30/02               -20.28%



                    Average Annual Total Returns At 12/31/04

                                           1 Year          5 Years      10 years
Core Equity Fund(1)                         6.72%           -6.34%        8.82%
S&P 500(R)(2)                              10.88%           -2.30%       12.07%
Lipper Large-Cap Core Funds Average(3)      7.79%           -3.45%        9.98%
Russell 1000(R) Growth(4)                   6.30%           -9.29%        9.59%


(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) An unmanaged index that reflects the performance of the broad equity market. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Large-Cap Core Funds classification is comprised of funds that invest in large companies, with wide latitude in the types of companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

(4) Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index has no investment adviser and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.



                                           1 Year     5 Years     10 Years

Value Equity Fund(1)                       12.52%      4.15%      13.89%
Russell 1000(R) Value(2)                   16.49%      5.27%      13.82%
Lipper Large-Cap Value Funds Average(3)    11.94%      3.35%      11.31%



(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.


(2) Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index has no investment adviser and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Large-Cap Value Funds classification is comprised of funds that invest in large companies, generally those that are considered undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.


                                             1 Year       5 Years      10 Years
Emerging Growth Equity Fund(1)               14.16%        -7.48%        8.12%
Russell 2000(R)(2)                           18.32%         6.60%       11.53%
Lipper Small-Cap Core Funds Average(3)       18.38%        10.33%       12.96%



(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.


(2) Russell 2000 Index measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $1.05 billion). An index has no investment adviser and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Small-Cap Core Funds classification is comprised of funds that primarily invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.



                                               1 Year     5 Years      10 Years
International Equity Fund(1)                   17.80%      -2.42%       4.94%
MSCI EAFE(R)(2)                                20.25%      -1.13%       5.62%
Lipper International Large-Cap Core            15.82%      -3.89%       5.74%
Funds Average(3)

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australasia and the Far East. An index has no investment adviser and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper International Large-Cap Core Funds classification is comprised of funds that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

                                    FEE TABLE

         Shown below are all expenses incurred by the Investment Funds, during the 2004 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                                                      Emerging
                                                                     Core     Value   Growth    International
                                                                     Equity   Equity  Equity    Equity
                                                                     Fund     Fund    Fund      Fund
I. Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                     None     None    None      None
Maximum Deferred Sales Charge (Load)                                 None     None    None      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None     None    None      None
Redemption Fee                                                       None     None    None      None
Exchange Fee                                                         None     None    None      None



II. Annual Fund Operating Expenses (expenses that are deducted from fund assets as a percentage of average net assets)

Management Fees                                                      0.47%    0.55%   0.99%     0.76%
Distribution (12b-1) Fees                                            None     None    None      None
Other Expenses                                                       0.70%    0.69%   0.84%     0.85%
Total Annual Fund Operating Expenses                                 1.17%    1.24%   1.83%     1.61%

III. Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


         The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                Core           Value       Emerging
                Equity         Equity      Growth          International
                Fund           Fund        Equity Fund     Equity Fund

1 year          $119           $126        $186            $164
3 years         $372           $393        $576            $508
5 years         $644           $681        $990            $876
10 years        $1,420         $1,500      $2,148          $1,911


         The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Trust will bear. See, "Administration of the Trust -- The Distribution Agreement" and "Administration of the Trust -- Expenses" for a more complete description of these costs and expenses.

A. Annual Fund Operating Expenses are based on each Investment Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, "Administration of the Trust -- The Service Agreement" for further information. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. See, "How the Funds are Managed" and "Administration of the Trust -- Expenses" for further information.

B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.

                                 THE BOND FUNDS

Actively Managed Bond Fund:
o Objective: A total return that exceeds that of the Lipper General U.S. Government Funds Average measured over a period of three to five years.

o Primary Investments: U.S. government securities, securities issued by any agency or instrumentality of the U.S. government and high grade corporate bonds, without limit as to maturity.

o Primary Emphasis: Seeking its objective through periodic altering of the structure and average weighted maturity of the portfolio.

Intermediate Term Bond Fund:
o Objective: A total return that exceeds that of the Lipper Short-Intermediate (one to five year maturity) U.S. Government Funds Average measured over a period of three to five years.

o Primary Investments: U.S. government securities, securities issued by any agency or instrumentality of the U.S. government and high grade corporate bonds, with an average weighted portfolio maturity of 2 1/2 to 5 years.

o Primary Emphasis: A high level of current income, with consideration also given to safety of principal.

         The investment objectives of the above Funds are not fundamental and may be changed by the Trustees without unitholder approval. Each Fund will provide 60 days' prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.

Principal Strategies

         The Actively Managed Bond Fund and the Intermediate-Term Bond Fund must invest at least 65% of their portfolios in U.S. government securities. At least 75% of their portfolios must be invested in U.S. government securities or in debt securities having a rating in one of the top two categories of a nationally known rating service. Any other investments for the portfolios must be U.S. corporate debt securities having a rating in one of the top three categories at the time of investment. Each Fund may invest in zero-coupon obligations of corporations, instruments evidencing ownership of future interest only (IO) or principal only (PO) payments on United States Treasury Bonds, and collateralized mortgage obligations. Each Fund may invest up to 10% of its total assets in securities of foreign issuers. A portion of the portfolio of each Fund may be temporarily held in cash equivalents.

         Under normal market conditions, the Actively Managed Bond Fund and Intermediate-Term Bond Fund will invest at least 80% of their net assets in bonds. For purposes of this policy these Funds will consider bonds to include all fixed-income securities other than preferred stock and short-term commercial paper. All of the Funds will sell securities whenever such securities no longer meet the Funds' objectives or when the investment manager sees a more appropriate opportunity.

         The Actively Managed Bond Fund seeks to achieve its objective through selective investment in U.S. government and corporate debt securities and through periodic altering of the structure (particularly the maturity structure) of the portfolio. The investment manager will lengthen and shorten the average dollar weighted maturity of the portfolio, and make shifts in quality and sector distribution, according to the manager's expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market. An important technique will be the manager's use of cash reserves (i.e., cash reserves would be increased when interest rates are expected to rise and decreased when interest rates are expected to drop). The Actively Managed Bond Fund invests in fixed-income securities without any restriction on maturity.

         The Intermediate-Term Bond Fund seeks to achieve its objective by realizing a high level of current income, with consideration also given to safety of principal through investment in fixed-income securities either maturing within ten years or having an expected average life of under ten years. The Fund is managed within an average weighted portfolio maturity between 2 1/2 to 5 years and an average weighted modified duration between 2 1/2 years to 4 years. Investment emphasis is placed upon securing a stable rate of return through investment in a diversified portfolio of debt securities.




Main Risks

         Credit risk: This is the risk that issuer of a debt security will default on any payment of interest or principal required by the terms of the security. This risk is greater for corporate securities than for United States Government securities, and greater for lower rated corporate securities than for higher rated ones.

         Inflation risks: Inflation risk is the risk that a portion of an investment's return may be eliminated by inflation.

         Interest rate risk: This is the risk that the value of debt securities held in the Funds will decline when interest rates rise. Given the fact that interest rates are now at an all-time low, the risk of rising interest rates may be increased. The effect on the price of the security is greater for securities with longer maturities. Therefore, this risk will increase for the Actively Managed Bond Fund as the average weighted maturity of its portfolio increases. IOs and POs are especially sensitive to changes in interest rates; a decline in interest rates could cause a severe drop in the value of IOs (as mortgages are prepaid at a faster rate than expected) and a rise in interest rates could cause a drop in the value of POs (as mortgages are prepaid at a slower rate than expected).

         Interest rate prediction risk: This is the risk that the investment manager of the Actively Managed Bond Fund may incorrectly predict movements in the interest rate for according to which the Fund's investments are managed. If adjustments in the Fund's portfolio are made to accommodate interest rate changes that do not happen as predicted, the Fund will realize a lower return than it would had it not made the portfolio adjustments.

Risk Comparison Between the Funds


         The Actively Managed Bond Fund generally will have a higher degree of risk and price volatility than the Intermediate-Term Bond Fund.

Fund Performance

         The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

         The figures for best and worst quarter returns during the same 10-year period show the Funds' potential for short-term performance swings.

                                  Calendar Year Total Returns

                          1995   1996    1997     1998  1999    2000     2001    2002    2003    2004
Actively Managed          17.70% 3.15%   9.70%    8.38% -2.33%  12.96%   9.05%   8.72%   2.45%    3.48%
Bond Fund
Intermediate-             13.99% 4.02%   7.07%    6.69%  0.64%  10.00%   7.12%   4.43%   0.99%    2.17%
Term Bond Fund


                             Best and Worst Quarters

                                       Quarter Ended        Total Return
Actively Managed Bond Fund
   Best quarter                           6/30/95               6.17%
   Worst quarter                          3/31/96              -2.14%

Intermediate-Term Bond Fund
   Best quarter                           6/30/95               4.70%
   Worst quarter                          6/30/04              -1.22%

                    Average Annual Total Returns At 12/31/04

                                              1 Year       5 Years   10 Years
Actively Managed Bond Fund(1)                  3.48%        7.26%     7.19%
Lehman Brothers Aggregate(2)                   4.34%        7.71%     7.72%
Lipper General U.S. Government Funds           3.19%        6.43%     6.43%
Average(3)


(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) Index that consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years). An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper General U.S. Government Funds is a fixed-income fund classification that is comprised of funds that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

                                                   1 Year   5 Years   10 Years
Intermediate-Term Bond Fund(1)                      2.17%     4.89%     5.64%
Lehman Brothers Intermediate U.S. Government(2)     2.31%     6.57%     6.75%
Lipper Short-Intermediate U.S. Gov't Funds Avg.(3)  1.60%     5.44%     5.82%

(1) The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2) Index that consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

(3) Lipper Short-Intermediate U.S. Government Funds is a fixed-income classification that is comprised of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar weighted average maturities of one to five years. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees.

                                    FEE TABLE

         Shown below are all expenses incurred by the Investment Funds, during the 2004 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                    Actively       Intermediate-Term
                                                                    Managed Bond   Bond Fund
                                                                    Fund
I. Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                    None           None
Maximum Deferred Sales Charge (Load)                                None           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None           None
Redemption Fee                                                      None           None
Exchange Fee                                                        None           None


II. Annual Fund Operating Expenses (expenses that are deducted from Fund assets as a percentage of average net assets)

Management Fees                                                    0.36%           0.40%
Distribution (12b-1) Fees                                           None           None
Other Expenses                                                     0.67%           0.98%
Total Annual Fund Operating Expenses                               1.03%           1.38%


         III. Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       Actively Managed      Intermediate-
                          Bond Fund         Term Bond Fund
1 year                       $105                $140
3 years                      $328                $437

5 years                      $569                $755
10 years                   $1,259              $1,657

         The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Fund will bear. See, "Administration of the Trust -- Distribution Agreement" and "Expenses" for a more complete description of these costs and expenses.

A. Annual Fund Operating Expenses are based on each Investment Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, "Administration of the Trust -- The Service Agreement" for further information. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. See, "How the Funds are Managed" and "General Information -- Expenses" for further information.

B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.


                 OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS

Special Policy Relating to Distributions

         Although most of the Investment Funds stress current income to some degree, it is the policy of each Investment Fund to earn current income for the reinvestment and further accumulation of assets. Accordingly, no current income will be distributed. This policy is unlike that of most investment companies which do not reinvest earnings as the Trust does. This policy arises from the fact that the Trust, unlike most investment companies, exclusively invests retirement assets. Participating Trusts do, however, receive a benefit from any current income of the Trust comparable to the benefit received from the distributions made by most other investment companies. In the Trust, this benefit is received in the form of an increase in net asset value per unit rather than in the form of cash or reinvestment through the purchase of additional units.

Additional Information About the Funds' Investment Policies and Risks

         The following investment policies and risks apply to all Investment Funds unless otherwise noted.

Foreign Securities

         Except for the International Equity Fund, each of the Equity Funds may invest up to 20% of the value of its total assets in securities of foreign issuers. Each of the Bond Funds is limited to 10% of its total assets in securities of foreign issuers. The Investment Funds purchasing these securities may be subject to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the foreign securities in the Investment Funds. Such risks may also include risks associated with the European Economic and Monetary Union ("EMU") as described below. Risks that may be involved with the Investment Funds' investment in foreign securities are, therefore, different in some respects from those incurred by investment companies which invest solely in the securities of domestic issuers.

         In an effort to, among other things, reduce barriers between participating countries, increase competition among companies and reduce or eliminate currency fluctuations among such countries, certain European countries have agreed to enter the EMU. The EMU, among other things, establishes the "euro" as a single common European currency. The euro was introduced on January 1, 1999 and on January 1, 2002 replaced the national currencies of all EMU participants. Certain securities (beginning with government and corporate bonds) were redenominated in the euro upon its introduction, and will trade and make payments (including dividend payments) only in euros. Although the EMU is generally expected to have a beneficial effect, it may adversely affect the Investment Funds in a number of situations. Such situations may, without limitation, include securities that are redenominated in euros are transferred back into a country's national currency as a result of such country's withdrawal from the EMU.

Foreign Currency Transactions

         The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies. Each Investment Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         In order to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in currency exchange rates, each Fund may enter into forward foreign currency exchange contracts. However, this practice will limit potential gains which might result from a positive change in such currency relationships.

         When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts. No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund's portfolio securities or other assets denominated in that currency.

Cash Equivalents

         A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.

Repurchase Agreements

         Each Investment Fund may enter into repurchase agreements. Under repurchase agreements, an Investment Fund purchases a security from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest). Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund. The Funds may enter into repurchase agreements for United States government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.

Reverse Repurchase Agreements

         Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund. Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Reverse repurchase agreements will be entered into only when the investment manager believes an Investment Fund's earnings from the transaction will exceed the interest expense incurred.

Lending Portfolio Securities

         Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned. Securities may be lent to normal market participants such as broker-dealers. An Investment Fund which lends its securities will receive dividends or interest paid on the securities loaned. It may also earn interest on the loan itself. On termination of the loan, the borrower is required to return the securities to the Investment Fund. Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents. Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit. At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held. If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline.

         Loans of portfolio securities will be limited to 33-1/3% of the value of each Investment Fund's total assets. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Fund. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

Futures and Options Transactions

         Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund's portfolio securities or options on stock indices held by such Fund. An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities. Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities. The ability of an Investment Fund to hedge successfully will depend on the investment manager's ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

         An Investment Fund will not enter into futures contracts or related options, except for bona fide hedging purposes, if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund's total assets.

         Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund's total return. An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price. An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price. When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

         In addition, an Investment Fund may write covered put or call options on securities or stock indices. By writing options, the Investment Fund limits its profit to the amount of the premium received. By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written. By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value. An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund's net assets.

         There are risks associated with the use of futures contracts for hedging purposes. In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund. Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions. Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

Short-Term Trading and Portfolio Turnover

         None of the Investment Funds plans to purchase securities solely for the purpose of short-term trading. The turnover rate for an Investment Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase. The annual portfolio turnover rates for each of the six Investment Funds for the fiscal year ended September 30, 2004 were as follows: Core Equity Fund (52.45%), Emerging Growth Equity Fund (88.67%), Value Equity Fund (51.63%), International Equity Fund (98.88%), Actively Managed Bond Fund (53.28%), and Intermediate-Term Bond Fund (71.15%). High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains and losses.

Temporary Defensive Positions

         A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. To the extent that an Investment Fund is employing a defensive investment strategy, it may not be able to achieve its objective.

         The foregoing investment policies are not fundamental and may be changed by the Trustees without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Investment Funds.

International Equity Fund

         The International Equity Fund may invest in the following countries:
Argentina, Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, China-Shanghai, China-Shenzhen, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Japan, Jordan, Latvia, Lithuania, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, Slovak Republic, Slovakia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and Venezuela. The International Equity Fund subadviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market. Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions. There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies outside of the United States. In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries. Certain countries in which the Fund may invest can be considered emerging markets. Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

Actively Managed Bond Fund and Intermediate-Term Bond Fund

         The Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in Zero-coupon obligations. Zero-coupon obligations pay no current interest. Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments. The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

         From time to time the Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC, and AAA rated whole loans. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity issuing the REMIC is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.


                            HOW THE FUNDS ARE MANAGED

         Retirement System Investors Inc. ("RSI") is the primary investment adviser for all six Investment Funds, pursuant to Management Agreements between RSI and the Trust. RSI retains subadvisers to manage each of the portfolios, subject to RSI's overall supervision. RSI selects subadvisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating subadvisers.

         RSI is also responsible for overall management of each Investment Fund's business affairs. However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Fund and receive brokerage commissions for those transactions.

Manager of Managers Structure

         On September 25, 2003 the Board of Trustees of the Trust directed the officers of the Trust to file with the Securities and Exchange Commission ("SEC") an application for an exemptive order which would permit RSI to retain subadvisers and amend subadvisory agreements without unitholder approval. At the Annual Meeting of Trust unitholders, on October 21, 2003, the unitholders approved the proposed "manager of managers" agreement to be entered into between the Trust and RSI, upon the SEC's granting of the above-requested exemptive order. An application for the SEC exemptive order was then filed with the SEC and the SEC granted the requested order on June 4, 2004. The investment advisory agreement approved by unitholders for use with the Trust's "manager of managers" structure provides an advisory fee structure for the Trust that is substantially similar to that previously in place. Under the "manager of managers" structure, RSI is responsible for selecting, monitoring and, if necessary, replacing one or more subadvisers to the Trust, subject to approval by the Board of Trustees, but without unitholder approval. Under this structure, the unitholders rely on RSI to select the subadvisers who will manage the Trust's assets. Currently, the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund are operating under a "manager of managers" structure.

The Investment Advisers

         RSI has retained subadvisers to manage each of the six portfolios, as follows. RCM Capital Management LLC ("RCM") and Northern Trust Investments, N.A. ("NT") are subadvisers for the Core Equity Fund, and the portfolio management is split approximately 60% - 40% between RCM and NT, respectively. Batterymarch Financial Management, Inc. ("Batterymarch") and Neuberger Berman Management Inc. ("NB Management") are subadvisers for the Emerging Growth Equity Fund, and the portfolio management is split approximately 60% - 40% between Batterymarch and NB Management, respectively. Julius Baer Investment Management LLC ("JBIM") is the subadviser for the International Equity Fund and manages 100% of the portfolio. Shay Assets Management, Inc. ("Shay") is the subadviser for the Value Equity Fund, the Actively Managed Fund and the Intermediate-Term Bond Fund, and manages 100% of each of these portfolios. Generally, the percentage of assets under management by a subadviser may be adjusted from time to time by RSI.

         Following is background information on each investment adviser:

         Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, MA 02116, is a wholly owned, independent affiliate of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. As of September 30, 2004, Batterymarch managed approximately $11.6 billion in assets.

         Julius Baer Investment Management LLC, 330 Madison Avenue, New York, NY 10017, was created in 1983 and is a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"), a broker-dealer. JBIM and JBS are part of the Julius Baer grouplGroup founded in 1890, one of Switzerland's leading investment institutions, managing assets for institutional and private clients around the world. JBIM has branch offices in Los Angeles and London (U.K.). JBIM manages approximately $16 billion, including $9 billion in international equities.

         Neuberger Berman Management Inc., 605 Third Avenue, New York, NY 10158, and its predecessor firms have specialized in investment management dating to 1939, and established one of the first no-load mutual funds in 1950. Neuberger Berman, LLC and Lehman Brothers Inc. affiliates of NB Management, may act as brokers in the purchase and sale of Emerging Growth Equity Fund securities, and provide NB Management with certain assistance in the management of the portfolio without added cost. NB Management and Neuberger Berman, LLC currently manage approximately $75.3 billion in assets. NB Management became a wholly-owned indirect subsidiary of Lehman Brothers Holdings Inc. on October 31, 2003. Lehman Brothers, a publicly traded company, is a leading global investment bank.

         Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, IL 60675, established in 1997, is a wholly-owned subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation, a bank holding company. NT has been managing S&P 500 Index assets for over 25 years and currently manages approximately $69 billion in S&P Index assets.

         RCM Capital Management LLC, Four Embarcadero Center, San Francisco, CA 94111 is a wholly-owned subsidiary of US Holdings. US Holdings, a registered investment adviser is wholly-owned by Dresdner Bank AG, which is a subsidiary of Allianz AG, based in Germany. RCM was originally formed in 1970 as Rosenberg Capital Management and has approximately $23 billion under management in its San Francisco office and an additional $79 billion under management in affiliated offices.

         Retirement System Investors Inc., 150 East 42nd Street, New York, NY 10017 is a wholly-owned subsidiary of Retirement System Group Inc. (RSGroup(R)). It was formed in March 1989 to act as investment adviser to the Trust's Investment Funds and currently advises approximately $555 million in assets.

         On January 22, 2004, the Board of Directors of RSGroup(R) approved a Stock Purchase Agreement and Agreement and Plan of Merger ("Agreement") with Sunrise Services Corp. ("Sunrise") and a wholly-owned subsidiary of Sunrise ("Sunrise Acquisition") whereby Sunrise agreed to acquire approximately 61% of the common stock of RSGroup(R) upon the terms and subject to the conditions set forth in the Agreement. The stockholders of RSGroup(R) approved the stock purchase by Sunrise at a meeting held on March 8, 2004 and the Sunrise acquisition of RSGroup(R) common stock closed on March 25, 2004.

         The stock purchase constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the Investment Management agreement with RSI. In addition, the sub-advisory agreements between RSI and Batterymarch and RSI and NB Management provided for termination upon assignment. Accordingly, each of these sub-advisory agreements terminated upon the closing of the Sunrise stock purchase. A new Investment Management agreement between the Trust and RSI and new sub-advisory agreements between RSI and each of Batterymarch and NB Management were entered into upon the closing of the Sunrise stock purchase. These agreements were approved on September 25, 2003 by the Board of Trustees of the Trust, including a majority of independent Trustees. At the Annual Meeting of Trust unitholders, held on October 21, 2003, unitholders approved a new Investment Management Agreement between the Trust and RSI and new sub-advisory agreements between RSI and Batterymarch and RSI and NB Management to be effective upon the closing of the Sunrise stock purchase. The new Investment Management agreement and each of the proposed new sub-advisory agreements are identical in all material respects to the agreements they were replaced, except for the effective date.

         Shay Assets Management, Inc., 230 West Monroe Street, Chicago, IL, is a wholly-owned subsidiary of Shay Investment Services, Inc., a diversified financial services company that is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr. Shay was founded in 1997 and currently manages approximately $5 billion in assets. Shay has branch offices in Miami, FL and New York, NY.

The Portfolio Managers

Core Equity Fund: RCM has been managing approximately 60% of the Core Equity Fund since September 15, 2003. Prior to September 15, 2003, the entire portfolio was managed by RSI. RCM uses a team approach to portfolio management, under the leadership of one or more senior portfolio managers.

NT has been managing approximately 40% of the Core Equity Fund since September 15, 2003 using an index approach which seeks to track the performance of the S&P 500 Index. Prior to September 15, 2003, the entire portfolio was managed by RSI. NT's investment strategy is to approximate the risk and return characteristics of the S&P 500 and to hold each index constituent in its proportional index weighting.

Value Equity Fund: Shayhas managed the Value Equity Fund since May 1, 2004. Prior to May 3, 2004, the portfolio was managed by RSI. Mr. Martin J. Cunningham manages the portfolio for Shay. He previously managed the Value Equity Fund as a Vice President of RSI, dating back to August 2000. Mr. Cunningham has over twelve years of investment experience in equity research and portfolio management. Before joining RSI, he was with Chase Manhattan Bank from September 1998 to August 2000, where he managed equity, fixed-income and balanced portfolios for endowments, individuals, trusts and corporations. Prior to that, he was an equity research analyst at Phoenix Investment Partners, Inc. as part of a team responsible for managing over $6 billion in institutional and mutual fund assets. Mr. Cunningham holds a Bachelor of Science degree in Business from Westfield State College and a Master of Business Administration degree in Finance from Western New England College. He is a member of the Hartford Society of Financial Analysts and is a Chartered Financial Analyst (CFA).

Emerging Growth Equity Fund: Batterymarch has been managing approximately 60% of the Emerging Growth Equity Fund since October 2, 2002. Prior to October 2, 2002, 50% of the portfolio was managed by RSI and the balance was managed by HLM Management Company, Inc. The Batterymarch U.S. Investment team is responsible for the day-to-day management of the portfolio.

NB Management has been managing approximately 40% of the Emerging Growth Equity Fund since October 2, 2002. Prior to October 2, 2002, 50% of the portfolio was managed by RSI and the balance was managed by HLM Management Company, Inc. NB Management's portion of the Emerging Growth Equity Fund is managed by Michael Fasciano, CFA, Managing Director of NB Management. Mr. Fasciano joined NB Management in 2001 and serves as portfolio manager of the Neuberger Berman Fasciano Fund. Prior to joining NB Management, Mr. Fasciano was President of Fasciano Company, Inc., from 1986 to 2001. Mr. Fasciano holds a Bachelor of Arts degree and a Master of Business Administration degree from the University of Wisconsin.

International Equity Fund: JBIM has managed the portfolio of the International Equity Fund since July 26, 2004, when it replaced Bank of Ireland Asset Management (U.S.) Limited as the subadviser for this Fund's portfolio. JBIM uses a team investment approach. Final investment decisions are made by

Richard Pell, Chief Investment Officer, together with Rudolf-Riad Younes, CFA, Head of International Equity.

Actively Managed Bond Fund, Intermediate-Term Bond Fund: Shay has managed the Bond Funds since May 1, 2004. Prior to May 1, 2004, the two Bond Funds were managed by RSI. Deborah A. DaGiau manages the two Bond Funds for Shay. She previously managed these portfolios as a Vice President of RSI, dating back to January 2000. Previously she was a co-manager of the Bond Funds since November 1995. Ms. DaGiau develops investment strategies and selects securities for the portfolios. A graduate of New York University, Ms. DaGiau holds a Bachelor of Science degree in Finance and International Business. She also received a Master of Business Administration degree in Finance from St. John's University.

Amounts Paid For Portfolio Management

RSI provides investment management services to each of the Investment Funds at fees provided in the applicable Management Agreement. Several of theFunds pay a graduated incremental fee i.e., the rate of the fee is reduced on assets under management that exceed certain thresholds, or breakpoints. The subadvisers are not paid directly by the Funds, but are paid by RSI from the fees that it receives from the Funds. The maximum and minimum fees payable by each Investment Fund are shown below, as a percentage of average net assets, along with the amount paid by each Fund for the fiscal year ("FY") ended September 30, 2004 in dollars and as a percentage of assets at the end of the FY.

                                                       Paid for    Paid for
Fund                            Maximum   Minimum      FY 2004     FY 2004

Core Equity Fund                 0.50%       0.31%      $732,417     0.51%
Value Equity Fund                0.55%       0.50%      $533,184     0.52%
Emerging Growth Equity Fund      1.03%       0.88%      $704,485     1.05%
International Equity Fund        0.80%       0.80%      $473,766     0.77%
Actively Managed Bond Fund       0.40%       0.35%      $479,688     0.38%
Intermediate-Term Bond Fund      0.40%       0.35%      $147,963     0.42%


                             INVESTING IN THE TRUST

WHO MAY INVEST

     The Trust offers its Investment Funds only to Qualified Trusts. Qualified Trusts are either:

         (1) Trusts which are exempt from taxation under Section 501(a) of the Code, and which have been established by Eligible Employers to effectuate pension or profit sharing plans which are qualified under Section 401(a) of the Code, or

         (2) Individual retirement trusts or custodial accounts which are exempt from taxation under Section 408(e) of the Code and which have been established by Individual Retirement Accountholders to effectuate an individual retirement trust or custodial agreement which is maintained in conformity with Section 408(a) of the Code, including Roth IRAs as defined in Code Section 408A.

         Eligible Employers are corporations or associations organized under the laws of any state or of the United States, organizations which are controlling, controlled by, or under common control with such eligible employers or the members of which consist solely of some or all of such organizations, organizations which are determined by the Trustees of the Trust to have business interests in common with other organizations participating in the Trust or self-employed individuals; provided, however, that the participation in the Trust of any self-employed individual or of any corporation or association which is not a bank, savings bank, credit union or savings and loan association, or controlling, controlled by, or under common control with a bank, savings bank, credit union or savings and loan association, shall be subject to the approval of the Trustees of the Trust.

         Individual Retirement Accountholders are individuals for whom an individual retirement account has been established.

EMPLOYER SPONSORED PLANS

         To participate in the Trust, an Eligible Employer must execute an agreement with the Trust or adopt resolutions or other documentation satisfactory to the Trustees (a "Participation Agreement"). A Participation Agreement of an Eligible Employer adopts the Trust's Agreement and Declaration of Trust as a part of the Plan of the Eligible Employer and provides that the provisions of the Agreement and Declaration of Trust shall be controlling with respect to the assets of the Plan transferred to the Trustees. In addition, an Eligible Employer may elect to establish a Full Participating Trust, in which case the Participation Agreement also provides for the designation of the Trustees of the Trust as trustees of the Eligible Employer's Plan and for the allocation of certain administrative plan responsibilities between the Trustees and Investment Fiduciaries designated by the Eligible Employer.

         In the case of a Full Participating Trust arrangement, the Trust is responsible for allocating the Plan assets invested in the Trust among its various Investment Funds, and the Plan's Investment Fiduciaries (other than the Trustees) have only limited ability to direct the investment among Funds. However, subject to guidelines established by the Trustees, a Full Participating Trust may reserve to its Investment Fiduciaries Classification Authority, i.e., the authority to direct the proportions in which its Trust investments are divided between the investment classifications established by the Trust (e.g., equity funds, fixed-income funds) and, in the case of a Full Participating Trust implementing a defined benefit plan, Unit Direction Authority, i.e., the authority to direct investment of its assets in specified Investment Funds. Participating Trusts other than Full Participating Trusts will have Unit Direction Authority.

Full Participating Trusts

         The Participation Agreement which adopts the Agreement and Declaration of Trust is required to provide for the manner of administration of the Plan of Participation and the investment of its assets, including, among other things, any applicable allocation of authority between the Trustees and Investment Fiduciary designated by the Full Participating Employer with respect to the acquisition, retention and disposition of units of the Trust on behalf of the Full Participating Trust.

         Purchasers of an Investment Fund or Funds by Full Participating Trusts are effected by the Trustees in their discretion, which is exercised consistently with the directions of the Investment

Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority that has been reserved to the Investment Fiduciaries.

         Subject to the approval of the Trustees, the benefits under a Plan of Participation may be funded through one or more funding agencies in addition to the Trust. Such a plan, sometimes referred to as a "Plan of Partial Participation," remains a Plan of Participation subject to the provisions of the Agreement and Declaration of Trust, and the Eligible Employer which sponsors it remains a Full Participating Employer, except that the Trustees have no responsibility with respect to the assets of a Plan of Partial Participation which are not held and administered by them under the Agreement and Declaration of Trust. The Investment Fiduciaries of a Plan of Partial Participation are solely responsible for the manner in which the plan assets of such plan shall be diversified. A Full Participating Employer sponsoring a Plan of Partial Participation is required to elect that the assets of its Full Participating Trust held by the Trustees shall be subject to Unit Direction Authority, and/or, with the consent of the Trustees, to Classification Authority.

         A.       Defined Benefit Plans

         A Full Participating Employer sponsoring a defined benefit Plan of Participation may elect to reserve to the Investment Fiduciaries Classification Authority or Unit Direction Authority, or both. Except to the extent authority is reserved to Investment Fiduciaries, the Trustees, acting as the trustees of the Full Participating Trust established in connection with a defined benefit Plan, determine in their discretion the Investment Funds which will be acquired, retained and disposed of by the Full Participating Trust. In this connection, the Trustees may establish guidelines as to proportions of the units held in such Full Participating Trust which shall be allocated among various Investment Funds and may take into account characteristics of the Plan of Participation, Full Participating Employer, Plan participants, or other factors as they may deem relevant.

         For Full Participating Trusts that are Defined Benefit Plans, the Trustees have established two classifications for the purposes of reserving Classification Authority: fixed-income investments and equity investments. The Trustees may change the Investment Classifications or add new classifications from time to time.

         The allocation of the assets of a Full Participating Trust among Investment Funds are effected in conformity with the funding policy established with respect to the Plan of Participation in accordance with the provisions of the Agreement and Declaration of Trust. The Trustees may establish guidelines with respect to the allocation of units where discretionary has been reserved to Investment Fiduciaries, taking into account such characteristics of the Plan of Participation, Full Participating Employer, plan participants or other factors as they may deem relevant. To the extent permitted by the Employee Retirement Income Security Act of l974, as amended ("ERISA"), and subject to the requirements of any guidelines so established, the Trustees will follow the investment directions of the Investment Fiduciaries and will have no liability or responsibility with respect to such directions.

         B.       Defined Contribution Plans

         For Full Participating Trusts that are Defined Contribution Plans, the Trustees have established three classifications for the purposes of reserving Classification Authority: fixed-income investments and equity investments. The Trustees may change these classifications or add new classifications from time to time.

         Each Full Participating Employer sponsoring a defined contribution plan which is funded under a Full Participating Trust is required to elect in its Participation Agreement the classifications among which contributions under such plan shall be allocated. The Trustees may, upon the request of such Full Participating Employer or Investment Fiduciaries, if any, establish other investment classifications, which include other classes of units selected by such Full Participating Employer or its Investment Fiduciaries. The Full Participating Employer or its Investment Fiduciaries shall provide the Trust with investment instructions in respect of contributions made under its defined contribution plan specifying the classifications under which contributions are to be invested. The Trustees shall invest contributions and make withdrawals so as to preserve the classification proportions that have been specified. To the extent permitted by ERISA, the Trustees shall have no liability or responsibility for the determination of the Investment Funds included in a special defined contribution Investment Classification directed by a Full Participating Employer or its Investment Fiduciaries. The allocation of the assets among the classifications established by the Trustees and the selection of the Investment Funds shall be subject to the funding policy established with respect to the defined contribution plan in accordance with the provisions of the Agreement and Declaration of Trust and such guidelines as may be established by the Trustees.

Participating Trusts of Eligible Employers other than Full Participating Trusts

         Participating Trusts of Eligible Employers other than Full Participating Trusts can effect purchases of specific Investment Funds by entering into a Participation Agreement and by sending the Trust investment instructions on a Participation Agreement and Purchase Order Application available to an Eligible Employer's plan fiduciaries. The application can be obtained from the offices of RSI Retirement Trust at 150 East 42nd Street, New York, NY 10017, or Retirement System Distributors Inc. ("Distributor"), at the same address. Completed applications and funds in the form of checks can be submitted in person to the office of the Trust or by mail. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

         The Distributor may enter into agreements with various outside brokers on behalf of the Trust through which Participating Trusts of Eligible Employers other than Full Participating Trusts may purchase units of Investment Funds. Such units may be held by such outside brokers in an omnibus account rather than in the name of the Participating Trusts.

         Participating Trusts of Eligible Employers other than Full Participating Trusts, including those which hold Investment Funds through outside brokers, may purchase additional units of Investment Funds by telephone if they have made arrangements in advance with the Trust. To place a telephone order, such Participating Trusts or brokers should call the Distributor at 1-800-772-3615.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

         Individual Retirement Accounts (both traditional IRAs and Roth IRAs) are eligible for participation in the Trust. The Trust serves solely as the investment vehicle for the IRAs. IRA Accountholders may purchase units of all Investment Funds. In order for an IRA to participate in the Trust, the Accountholder must send a completed Traditional IRA/Roth IRA Application and Transfer Form to the Distributor or to RSGroup Trust Company as trustee, indicating the type of IRA involved and instructing the custodian how to allocate the investment among the various Investment Funds. Subsequent investments will be made according to the asset allocation accompanying the applicable additional purchase order form.

         Traditional IRA/Roth IRA Application and Transfer Forms can be obtained by writing to the Distributor Attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064, or by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615. Completed Traditional IRA/Roth IRA Application and Transfer Forms and contribution checks can be submitted in person to the office of the trustee or Trust or by mail to the above address. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

                                    PURCHASES

         There is no minimum initial investment for the Trust or for any of its Investment Funds, and subsequent investments may be made in any amount. There are no sales loads, and all funds will be invested in full and fractional units at net asset value.

         The purchase price for units of each Investment Fund will be the net asset value per unit next determined following receipt at the office of the Trust of the funds to be invested together with a properly completed investment application form. If the application form is not properly completed, the order may be delayed for the time needed to obtain the required information.

         Units are not transferable, and certificates representing units of the Trust will not be issued.

         The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust. In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

         In order for a Participating Trust to purchase shares, its trust agreement must contain an appropriate provision authorizing the investment of all or a portion of its assets in the Trust.

                            WITHDRAWALS AND EXCHANGES

Withdrawals from Investment Funds (Redemptions)

         All or a portion of the units held in any of the Investment Funds can be redeemed at any time.

         The withdrawal price will be the net asset value per unit next determined following receipt of instructions for withdrawal, together with all other required documents, in proper form at the office of the Trust. Generally, a request must be accompanied by appropriate evidence of authority and authorization (e.g., certified resolutions, incumbency and signature certificates, evidence of any required governmental approval, and a signature guarantee for certain Individual Retirement Accounts). A signature guarantee will be required if the distribution is: payable to someone other than the Accountholder; to be invested in a joint tenancy account; mailed to an address other than that listed on the account registration; or greater than $25,000. The value of a unit on withdrawal may be more or less than the value upon admission to the Investment Fund, depending upon the value at the time of withdrawal of the assets in the Investment Fund, from which the units are withdrawn.

         Withdrawals are subject to determination by the Trustees that the Redemption Request Form or new custodian's transfer form has been properly completed. If these forms are sent by facsimile transmission, distribution is subject to receipt by the Trust of the original form.

         If the redemption request is not properly completed or does not contain all required documents, the order may be delayed while the Service Company ascertains the information necessary to properly complete the redemption request and forward it to the Trust.

         A redemption request filed by a Participating Trust (including an Individual Retirement Account) which is not properly completed will be directed to the Service Company for clarification. The Service Company will ascertain the information necessary to properly complete the redemption request and forward it to the Trust. If such redemption request is transmitted to the Trust in proper form by the close of trading (normally 4:00 p.m., Eastern Time), the withdrawal will be effected at the net asset value determined as of the close of business on that day. Otherwise, such withdrawal will be based on the next determined net asset value.

         Payment for units withdrawn by a Participating Trust which is not a Full Participating Trust (including an Individual Retirement Account) will be made by check drawn in favor of the trustee or custodian of such Participating Trust. Payment for units withdrawn by a Full Participating Trust will be made to the Trustees in their capacities as the trustees of such Full Participating Trust to be administered in accordance with the Agreement and Declaration of Trust.

         Participating Trusts (other than Individual Retirement Accounts) can make withdrawals at any time by filing the redemption request form provided by the Trustees at the Trust's office.

         Individual Retirement Accountholders can request a distribution of account shares at any time, by completing a Redemption Request Form, which is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615, or by writing to the Distributor, Attn.:
Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. A redemption of account units can also be accomplished by filing a completed transfer form of another trustee or custodian.

         Withdrawal of units by a Full Participating Trust shall be made only by the Trustees, in their capacities as trustees of a Full Participating Trust, acting in their discretion consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans.

         Payment for units withdrawn will normally be made, in the case of Full Participating Trusts, to the Trustees in their capacities as trustees of the Full Participating Trust or, in the case of Participating Trusts other than Full Participating Trusts (including Individual Retirement Accounts), to the trustee or custodian of such Participating Trust, within one business day of the determination of net asset value following receipt of documents in proper form, but in no event will payment be made more than seven days after such receipt. The payment may be delayed or the right of withdrawal from any Investment Fund suspended at times when (a) trading on the New York Stock Exchange is restricted or closed for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of an Investment Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

Withdrawal Due to Disqualification

         Disqualification of a Participating Trust (other than an Individual Retirement Account) could result from actions taken by the trustee thereof or by the administrators or fiduciaries of the plan with respect to which it has been established. In that event, a determination of disqualification may be made by the Internal Revenue Service or by a court. If at any time a Participating Trust is disqualified, the Trustees will withdraw all units of such Participating Trust at the net asset value next determined after the

Trustees are apprised of such disqualification. Payments for units withdrawn by the Trustees upon disqualification will be made as described above.

Exchanges

         Units in any Investment Fund may be exchanged without cost for units in any other Investment Fund. Exchanges may be effected by Participating Trusts other than Full Participating Trusts (but not including Individual Retirement Accounts), and by Full Participating Trusts subject to Unit Direction Authority, by sending a completed investment instruction form to the Trustees. Exchange of units by a Full Participating Trust other than a Full Participating Trust subject to Unit Direction Authority, shall be made only by the Trustees in their capacities as trustees of such Full Participating Trust, acting in their discretion consistently with the direction of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans. Investment exchange forms can be obtained from the Trust at its office. Completed investment exchange forms can be returned in person or by mail to the Trust.

         Individual Retirement Accountholders may exchange units in any Investment Fund for units in any other Investment Fund without cost either by completing a Traditional IRA and Roth IRA Exchange Request Form, by telephone, or via the internet. The form is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615 or by writing to the Distributor, Attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. Exchanges may be effected by an Individual Retirement Accountholder by sending a completed Exchange Request Form to the trustee of the Individual Retirement Account. Any exchange transacted through the use of the Exchange Request Form will be based on the respective net asset values of the units involved next determined after receipt of instructions for an exchange at the office of the Trust prior to the close of trading (normally 4:00 p.m., Eastern Time). These exchanges are subject to determination by the Trustees that the investment exchange form has been properly completed.

         If the exchange is to be completed by telephone or via the internet, the IRA trustee will be entitled to rely and act upon any telephonic or the internet instructions, deemed to be in proper form, received from any person directing the exchange of investments in the account(s) for other investments allowed to be exchanged; provided that the Trust is then available for sale in the Individual Retirement Accountholder's state of residence. The IRA trustee will not incur liability, cost or expense arising out of any telephonic or internet exchange request effected pursuant to telephonic or internet instructions. Any exchange transacted by telephone or via the internet will be based on the respective net asset values of the units involved next determined after instructions and prior to the close of business (normally 4:00 p.m., Eastern Time). (The trustee of all Individual Retirement Accounts is a Participating Trust of the Trust, although not a Full Participating Trust.)

         The interests of the Trust's long-term unitholders may be adversely affected by certain short-term trading activity by Fund unitholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, or dilute the value of Fund shares held by long-term unitholders. This type of excessive short-term frequent trading activity is often referred to as "market timing." The Funds are not intended as vehicles for market timing.

         No specific limitations on unitholder transactions have been adopted. The majority of Trust assets are held in accounts pursuant to which the Trust has been granted discretion as to the allocation of the investment among the Trust's various Investment Funds. Although other accounts, such as 401(k) accounts, are allowed to trade without limitation, none of the investment funds has experienced disruptions or other problems due to excessive trading in Investment Fund units. The Trust will monitor the trading activity in the Investment Funds and, if disruptive trading activity is observed, will consider the adoption of appropriate limitations or restrictions.

         The Trust, in determining its net asset value, may use fair value pricing as described in the "Valuation of Units" section. Fair value pricing may reduce or eliminate the profitability of certain market timing strategies.

         Fair value prices are determined by the Trust according to procedures adopted by the Trustees. When fair value pricing is employed, the prices of securities used by the Trust to calculate its NAV may differ from quoted or published prices for the same securities.


                               VALUATION OF UNITS

         Net asset value per unit of each Investment Fund is determined by dividing the total value of the Investment Fund's assets, less any liabilities, by the number of units of such Investment Fund outstanding. The Trust determines the value of the assets held in each Investment Fund as of the close of trading (normally 4:00 p.m. Eastern Time).

         Current market prices are used to value Fund assets except for debt securities with remaining maturities of 60 days or less, which are valued on the basis of amortized cost. In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees. Investments denominated in foreign currencies are valued in United States dollars at the prevailing rate of exchange. Because foreign markets may trade when U.S. markets are closed, the value of securities may change while purchase or redemption is not available.

         The Trust does not ordinarily declare and pay dividends on its investment income. Income earned on assets in an Investment Fund is included in the total value of such Investment Fund's assets.


                             DISTRIBUTIONS AND TAXES

         With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit-sharing trusts maintained in conformity with Section 401(a) of the Code.

         In order for the Trust to maintain its tax exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust. In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust. No Participating Trust may assign any part of its interest in the Trust. The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

         The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund.

         Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under
Section 401(a) or 408(e) of the Code. Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless "rolled over" into another tax-qualified trust or Individual Retirement Account. Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

         The foregoing describes only certain Federal tax considerations relating to the Trust. Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts. Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

                              SELECTIVE DISCLOSURE

Please consult the Fund's Statement of Additional Information for a description of the policies and procedures that govern disclosure of the Trust's portfolio holdings. Generally, the Trust's portfolio holdings are published by inclusion in the Trust's annual and semi-annual reports to shareholders and by filing schedules of investments with the SEC on a quarterly basis.

                           ADMINISTRATION OF THE TRUST

The Distribution Agreement

         The Trust has entered into a Distribution Agreement with the Distributor, whereby the Distributor will distribute and promote the sale of units in the Trust's Investment Funds.

         Pursuant to the Distribution Agreement, the Distributor is responsible for paying all distribution expenses incurred in connection with the performance of its services on behalf of the Trust. Distribution expenses are expenses that represent payment for activities primarily intended to result in the sale of units and include: (a) distribution services, including processing transactions and answering inquiries from new or prospective investors; (b) marketing and promotional activities, including advertising and direct mail promotions; (c) preparing, printing and distributing advertising and sales literature; and (d) market research.

The Service Agreement

         The Trust has entered into a Service Agreement with Retirement System Consultants Inc. (the "Service Company"), whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

         Pursuant to the Service Agreement, the Service Company has agreed to:
(a) manage, supervise and conduct the affairs and business of the Trust; (b) provide the Trust with office space, equipment and personnel, and such clerical and back office services; (c) provide the Trust with stock transfer agent and registrar services; (d) provide the Trust with plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust's Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts. In addition, the Service Company provides information relating to the allocation of assets between equities and fixed-income obligations and within specified Investment Funds of the Trust.

Custodian

         Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of the Trust.

Expenses

         All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust. Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers. Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders. Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), and particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts, which are recorded on the basis of time records maintained by the Service Company and actuarial expense. Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund's operations. Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

                               GENERAL INFORMATION

Units of Beneficial Interest and Voting Rights

         The units offered by the Trust constitute units of beneficial interest in the respective Investment Funds as to which they have been issued. The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds. Each class of units designated as a separate Investment Fund represents a separate pool of assets. Currently, the Trust is offering units of beneficial interest in the six Investment Funds described in this Prospectus. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

         The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the plan in units of the Trust or, if applicable, the Individual Retirement Accountholder ("Trust Participant"). A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust. The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so. On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and
(b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote. Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

         No certificates will be issued for Trust units. Trust units are not transferable or assignable.

         Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions. Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees. It also provides for an indemnification out of Trust property for any Participating Trust held liable for the obligations of the Trust.


                              FINANCIAL HIGHLIGHTS

The following information for the years ended September 30, 2000, 2001, 2002, and 2003 has been audited by PricewaterhouseCoopers LLP. The information for the year ended September 30, 2004 has been audited by Anchin, Block & Anchin LLP, whose report thereon, which is incorporated by reference, appears in the Trust's 2004 Annual Report to Unitholders. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information. Further performance information is contained in the 2004 Annual Report which may be obtained without charge. See, "Statement of Additional Information - Financial Statements."

Financial highlights for each Investment Fund are as follows:

                                                                                 Core Equity Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ----------- --------- --------- --------- ---------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year                               $70.54     $60.80    $80.20    $118.08   $106.30
                                                               ----------- --------- --------- --------- ---------

Income from Investment Operations:
         Investment income -- net (loss)                           0.18      (0.04)     0.37       0.60      0.33
                                                               ----------- --------- --------- --------- ---------
         Net realized and unrealized gain (loss) on
         investments                                               5.28       9.78    (19.77)    (38.48)    11.45
                                                               ----------- --------- --------- --------- ---------
         Total from Investment Operations                          5.46       9.74    (19.40)    (37.88)    11.78
                                                               ----------- --------- --------- --------- ---------
         Net Asset Value, End of the Year                        $76.00     $70.54    $60.80     $80.20   $118.08
                                                               =========== ========= ========= ========= =========
                  Total Return                                     7.74%     16.02%   (24.19)%   (32.08)%   11.08%

Ratios/Supplemental Data:
Ratios to Average Net Assets
          Expenses                                                (1.17)%    (1.10)%   (1.04)%    (1.01)%   (0.99)%
         Investment income-- net (loss)                            0.23%     (0.06)%    0.46%      0.60%     0.29%
Portfolio Turnover Rate                                           52.45%    120.81%    39.24%      7.58%     5.86%
Net Assets at End of the Year ($1,000's)                       $143,653   $153,062  $128,882   $152,684  $200,691



-----------------

    * Using average units basis.


                                                                                Value Equity Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ---------- --------- ---------- --------- ---------
Per Unit Operating Performance:*
(for a unit outstanding throughout the
year)
Net Asset Value, Beginning of Year                               $75.63     $64.12    $77.46    $88.10    $72.01
                                                               ---------- --------- ---------- --------- ---------

Income from Investment Operations:
         Investment income-- net                                   0.70       0.64      0.67      0.68      0.73
         Net realized and unrealized gain
         (loss) on investments                                    13.15      10.87    (14.01)   (11.32)    15.36
                                                               ---------- --------- ---------- --------- ---------
         Total from Investment Operations                         13.85      11.51    (13.34)   (10.64)    16.09
                                                               ---------- --------- ---------- --------- ---------
         Net Asset Value, End of the Year                        $89.48     $75.63    $64.12    $77.46    $88.10
                                                               ========== ========= ========== ========= =========
                  Total Return                                    18.31%     17.95%   (17.22)%  (12.08)%   22.34%

Ratios/Supplemental Data:
Ratios to Average Net Assets
         Expenses                                                 (1.24)%    (1.32)%   (1.26)%   (1.18)%   (1.08)%
         Expenses Including Expense
         Offsets                                                  (1.24)%    (1.32)%   (1.24)%   (1.17)%   (1.05)%
         Investment income-- net                                   0.82%      0.91%     0.84%     0.77%     0.91%
Portfolio Turnover Rate                                           51.63%     77.13     47.13%    38.58%    17.85%
Net Assets at End of the Year ($1,000's)                       $102,236    $80,423   $65,726   $74,405   $88,445


-----------------

* Using average units basis.


                                                                          Emerging Growth Equity Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ---------- --------- ---------- --------- ---------
Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year
                                                                $62.82      $51.05    $74.78   $131.34    $80.96
                                                               ---------- --------- ---------- --------- ---------

Income from Investment Operations:
         Investment (loss)-- net                                 (0.73)      (0.53)    (1.27)    (1.24)    (1.62)
         Net realized and unrealized gain
         (loss) on investments                                   11.80       12.30    (22.46)   (55.32)    52.00
                                                               ---------- --------- ---------- --------- ---------
         Total from Investment Operations                        11.07       11.77    (23.73)   (56.56)    50.38
                                                               ---------- --------- ---------- --------- ---------
         Net Asset Value, End of the Year                       $73.89      $62.82    $51.05    $74.78   $131.34
                                                               ========== ========= ========== ========= =========
                  Total Return                                   17.62%      23.06%   (31.73)%  (43.06)%   62.23%

Ratios/Supplemental Data:
Ratios to Average Net Assets
         Expenses                                                (1.83)%     (1.96)%   (1.99)%   (1.91)%   (1.79)%
         Expenses Including Expense
         Offsets                                                 (1.83)%     (1.96%)   (1.97)%   (1.89)%   (1.79)%
         Investment income (loss)-- net                          (1.02)%     (0.98)%   (1.73)%   (1.29)%   (1.37)%
Portfolio Turnover Rate                                          88.67%     161.68%    98.10%   102.33%   137.97%
Net Assets at End of the Year ($1,000's)                       $67,373     $68,237   $52,867   $62,503   $98,703


-----------------

* Using average units basis.


                                                                           International Equity Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ---------- --------- ---------- --------- ---------
Per Unit Operating Performance:*
(for a unit outstanding throughout
the year)
Net Asset Value, Beginning of Year
                                                                 $43.66     $37.85    $45.54    $61.82    $55.87
                                                               ---------- --------- ---------- --------- ---------
Income from Investment Operations:
         Investment income (loss)-- net                            0.31       0.46      0.22      0.25      0.09
         Net realized and unrealized gain
         (loss) on investments                                     7.05       5.35     (7.91)   (16.53)     5.86
                                                               ---------- --------- ---------- --------- ---------
         Total from Investment Operations                          7.36       5.81     (7.69)   (16.28)     5.95
                                                               ---------- --------- ---------- --------- ---------
         Net Asset Value, End of the Year                        $51.02     $43.66    $37.85    $45.54    $61.82
                                                               ========== ========= ========== ========= =========
                  Total Return                                    16.86%     15.35%   (16.89)%  (26.33)%   10.65%

Ratios/Supplemental Data:

Ratios to Average Net Assets
         Expenses                                                 (1.61)%    (1.70)%   (1.71)%   (1.62)%    (1.64)%
         Investment income (loss)-- net                            0.63%      1.13%     0.48%     0.45%      0.14%
Portfolio Turnover Rate                                           98.88%     24.50%    17.60%    15.79%     30.82%
Net Assets at End of the Year ($1,000's)                        $61,161    $57,042   $44,696   $48,356    $56,991



-----------------

* Using average units basis.


                                                                           Actively Managed Bond Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ---------- --------- ---------- --------- ---------

Per Unit Operating Performance:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year                               $50.50      49.16     $45.53    $39.31    $37.21
                                                               ---------- --------- ---------- --------- ---------
Income from Investment Operations:
         Investment income-- net                                   2.14       2.54       2.66      2.17      2.67
         Net realized and unrealized gain
         (loss) on investments                                    (0.71)     (1.20)      0.97      3.44     (0.57)
                                                               ---------- --------- ---------- --------- ---------
         Total from Investment Operations                          1.43       1.34       3.63      6.22      2.10
                                                               ---------- --------- ---------- --------- ---------
         Net Asset Value, End of the Year                        $51.93     $50.50     $49.16    $45.53    $39.31
                                                               ========== ========= ========== ========= =========
                  Total Return                                     2.83%      2.73%      7.97%    15.82%     5.64%

Ratios/Supplemental Data:
Ratios to Average Net Assets
         Expenses                                                (1.03)%     (0.93)%    (0.89)%   (0.85)%   (0.82)%
         Investment income-- net                                  4.20 %      5.11%      5.69%     6.54%     7.09%
Portfolio Turnover Rate                                          53.28%      77.69%     28.28%    11.60%    16.81%
Net Assets at End of the Year ($1,000's)                      $127,483    $134,277   $131,720  $132,442  $153,930


-----------------

* Using average units basis.


                                                                           Intermediate-Term Bond Fund
                                                               ---------------------------------------------------
                                                                  Year      Year       Year     Year       Year
                                                                 Ended      Ended     Ended     Ended     Ended
                                                                09/30/04   09/30/03  09/30/02  09/30/01  09/30/00
                                                               ---------- --------- ---------- --------- ---------
Per Unit Operating Performance:*
(for a unit outstanding throughout the
year)
Net Asset Value, Beginning of Year                               $42.86     $42.16     $40.48    $36.53    $34.54
                                                               ---------- --------- ---------- --------- ---------
Income from Investment Operations:
         Investment income-- net                                   1.34       1.36       1.95      2.78      2.07
         Net realized and unrealized gain
          (loss) on investments                                   (0.66)     (0.66)     (0.27)     1.78     (0.08)
                                                               ---------- --------- ---------- --------- ---------
         Total from Investment Operations                          0.68       0.70       1.68      3.95      1.99
                                                               ---------- --------- ---------- --------- ---------
         Net Asset Value, End of the Year                        $43.54     $42.86     $42.16    $40.48    $36.53
                                                               ===================================================
                  Total Return                                     1.59%      1.66%      4.15%    10.81%     5.76%

Ratios/Supplemental Data:
Ratios to Average Net Assets
         Expenses                                                 (1.38)%    (1.37)%    (1.33)%   (1.24)%   (1.20)%
         Investment income-- net                                   3.11%      3.20%      4.73%     5.62%     5.90 %
Portfolio Turnover Rate                                           71.15%     99.53%     71.62%    18.34%    14.39%
Net Assets at End of the Year ($1,000's)                        $35,488    $38,204    $40,577   $43,019   $51,805



-----------------
* Using average units basis.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as counsel for the Trust. Anchin, Block & Anchin LLP, 1375 Broadway, New York, NY 10018, has been selected as independent registered public accounting firm of the Trust.

         No person has been authorized in connection with the offering made hereby to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and, if given or made, such representations must not be relied upon as having been authorized.

                                  [BACK COVER]



                                       RSI
                                   RETIREMENT
                                      TRUST


The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI") which sets forth additional and more detailed information about the Trust. The SAI is incorporated by reference into this Prospectus.

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to unitholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Copies of the Statement of Additional Information or the annual or semi-annual reports to unitholders may be obtained without charge by contacting us at the address or telephone number below, Attention: Legal Compliance.


Information about the Trust (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090.

Reports and other information about the Trust are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act
File No. 811-04193

                                 Broker/Dealer:
                                Retirement System
                                Distributors Inc.

                              150 East 42nd Street
                             New York, NY 10017-5633

                                  800-772-3615

                                 www.rsgroup.com